EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  The 3DO Company, A California corporation             Case No. 03-31580 DM 11
                                                                      ----------------
                                                              CHAPTER 11
                                                              MONTHLY OPERATING REPORT
-----------------------------------------------------------   (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

     MONTH ENDED:  Aug-03                                                    PETITION DATE: 05/28/03
                 ---------                                                                 ----------

1.   Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of
     Accounting for the Debtor).
     Dollars reported in    $1
                           ----
                                                                            End of Current       End of Prior     As of Petition
2.    Asset and Liability Structure                                             Month               Month             Filing
                                                                                -----               -----             ------
       a. Current Assets                                                        $    7,225,543 $        6,837,004
                                                                          -------------------- ------------------ -----------------
       b. Total Assets                                                          $   10,057,203 $        9,668,664     $  11,627,355
                                                                          -------------------- ------------------ -----------------
       c. Current Liabilities                                                   $    1,136,424 $          657,453
                                                                          -------------------- ------------------ -----------------
       d. Total Liabilities                                                     $   28,634,307 $       28,155,336     $  27,497,782
                                                                          -------------------- ------------------ -----------------

                                                                                                                    Cumulative
3.    Statement of Cash Receipts & Disbursements for Month                     Current Month     Prior Month      (Case to Date)
                                                                               -------------     -----------      --------------

       a. Total Receipts                                                        $    2,658,733 $        1,414,459     $   5,277,951
                                                                          -------------------- ------------------ -----------------
       b. Total Disbursements                                                   $    1,609,867 $        1,300,447     $   3,418,333
                                                                          -------------------- ------------------ -----------------
       c. Excess (Deficiency) of Receipts Over Disbursements (a - b)            $    1,048,867 $          114,011     $   1,859,618
                                                                          -------------------- ------------------ -----------------
       d. Cash Balance Beginning of Month                                       $    3,265,103 $        3,151,092     $   2,454,352
                                                                          -------------------- ------------------ -----------------
       e. Cash Balance End of Month (c + d)                                     $    4,313,970 $        3,265,103     $   4,313,970
                                                                          -------------------- ------------------  ----------------

                                                                                                                    Cumulative
                                                                            Current Month        Prior Month      (Case to Date)
                                                                            -------------        -----------      --------------
4.    Profit/(Loss) from the Statement of Operations                               ($1,144,076)       ($1,158,621)
                                                                          -------------------- ------------------  ----------------
5.    Accounts Receivables (Pre and Post Petition)                              $      676,447 $        1,296,740
                                                                          -------------------- ------------------
6.    Post-Petition Liabilities                                                 $    1,136,424 $          657,453
                                                                          -------------------- ------------------
7.    Past Due Post-Petition Account Payables (over 30 days)                    $            0 $                0
                                                                          -------------------- ------------------

At the end of this reporting month:                                                                  Yes                No
                                                                                                     ---                --
8.   Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors?  (if yes, attach listing including date
     of payment, amount of payment and name of payee)                                                 x
                                                                                               ------------------  ----------------
9.   Have any payments been made to professionals?  (if yes, attach listing including
     date of payment, amount of payment, and name of payee)                                                        x
                                                                                               ------------------  ----------------
10.  If the answer is yes to 8 or 9, were all such payments approved by the court?                    x
                                                                                               ------------------  ----------------
11.  Have any payments been made to officers, insiders, shareholders, relatives? (if yes,
     attach listing including date of payment, amount and reason for payment, and name of payee)      x
                                                                                               ------------------  ----------------
12.  Is the estate insured for replacement cost of assets and for general liability?                  x
                                                                                               ------------------  ----------------
13.  Are a plan and disclosure on file?                                                                            x
                                                                                               ------------------  ----------------
14.  Was there any post-petition borrowing during this reporting period?                                           x
                                                                                               ------------------  ----------------
15.  Check if paid: Post-petition taxes _X_;          U.S. Trustee Quarterly Fees _X_; Check if filing is current for: Post-petition
     tax reporting and tax returns:     _X_.
     (Attach  explanation, if  post-petition taxes  or U.S. Trustee  Quarterly Fees  are not  paid current  or if post-petition  tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:      October 8, 2003                                                               /s/ David Wittenkamp
          -------------------                                                            ------------------------------------------
                                                                                         Responsible Individual

                             STATEMENT OF OPERATIONS
                             (General Business Case)
                          For the Month ended 08/31/03
                                              --------

                  Current Month
---------------------------------------------------
                                                                                                         Cumulative      Next Month
     Actual          Forecast         Variance                                                         (Case to Date)     Forecast
     ------          --------         --------                                                         --------------     --------
                                                        Revenues:

$         28,015                                    1.  Gross Sales                                    $      263,864
---------------- ----------------                                                                      -------------- -------------
$              0                                    2.  less: Sales Returns & Allowances               $       18,392
---------------- ----------------                                                                      -------------- -------------
$         28,015 $              0                   3.  Net Sales                                      $      245,472 $           0
---------------- ----------------                                                                      -------------- -------------
$          1,035 $                                  4.  less: Cost of Goods Sold (Schedule 'B')        $       93,321
---------------- ----------------                                                                      -------------- -------------
$         26,980 $              0                   5.  Gross Profit                                   $      152,151 $           0
---------------- ----------------                                                                      -------------- -------------
$          1,925                                    6.  Interest                                       $        5,867
---------------- ----------------                                                                      -------------- -------------
$              0                                    7.  Other Income: sale of booth space for IEMA     $        5,000
---------------- ----------------                                                                      -------------- -------------
                                                    8.
---------------- ----------------                       ---------------------------------------------  -------------- -------------
                                                    9.
---------------- ----------------                       ---------------------------------------------  -------------- -------------
$         28,905 $              0                  10. Total Revenues                                  $      163,018 $           0
---------------- ----------------                                                                      -------------- -------------

                                                        Expenses:

$         43,077                                   11.  Compensation to Owner(s)/Officer(s)            $      133,539
---------------- ----------------                                                                      -------------- -------------
$         94,180                                   12.  Salaries                                       $      568,202
---------------- ----------------                                                                      -------------- -------------
                                                   13.  Commissions
---------------- ----------------                                                                      -------------- -------------
                                                   14.  Contract Labor
---------------- ----------------                                                                      -------------- -------------
                                                        Rent/Lease:

$              0                                   15.     Personal Property                           $     ($28,963)
---------------- ----------------                                                                      -------------- -------------
$        154,027                                   16.     Real Property                               $      455,117
---------------- ----------------                                                                      -------------- -------------
$         51,828                                   17.  Insurance                                      $      280,216
---------------- ----------------                                                                      -------------- -------------
                                                   18.  Management Fees
---------------- ----------------                                                                      -------------- -------------
$        171,691                                   19.  Depreciation                                   $      591,295
---------------- ----------------                                                                      -------------- -------------
                                                        Taxes:

$          8,128                                   20.     Employer Payroll Taxes                      $       47,712
---------------- ----------------                                                                      -------------- -------------
$              0                                   21.     Real Property Taxes                         $       24,138
---------------- ----------------                                                                      -------------- -------------
$              0                                   22.     Other Taxes                                 $        1,125
---------------- ----------------                                                                      -------------- -------------
$              0                                   23.  Other Selling                                  $          235
---------------- ----------------                                                                      -------------- -------------
                                                   24.  Other Administrative                           $       27,318
---------------- ----------------                                                                      -------------- -------------
$         29,664                                   25.  Interest                                       $      213,709
---------------- ----------------                                                                      -------------- -------------
$         37,789                                   26.  Other Expenses:                                $       38,836
---------------- ----------------                                         ---------------------------- -------------- -------------
$          9,590                                   27.  Telephone and data communications              $       39,065
---------------- ----------------                     ------------------------------------------------ -------------- -------------
$          6,286                                   28.  Repairs and maintenance                        $       39,936
---------------- ----------------                     ------------------------------------------------ -------------- -------------
$          1,126                                   29.  Expense reports                                $        3,037
---------------- ----------------                     ------------------------------------------------ -------------- -------------
$         21,740                                   30.  Utilities                                      $       85,236
---------------- ----------------                     ------------------------------------------------ -------------- -------------
$          2,863                                   31.  Trademark/Patent registration fees             $        5,288
---------------- ----------------                     ------------------------------------------------ -------------- -------------
$         25,189                                   32.  Amortized Loans Fees                           $       75,757
---------------- ----------------                     ------------------------------------------------ -------------- -------------
                                                   33.
---------------- ----------------                     ------------------------------------------------ -------------- -------------
                                                   34.
---------------- ----------------                     ------------------------------------------------ -------------- -------------
$        657,178 $              0                  35.      Total Expenses                             $    2,600,796 $           0
---------------- ----------------                                                                      -------------- -------------
$       (628,273)$              0                  36.  Subtotal                                       $   (2,437,778)$           0
---------------- ----------------                                                                      -------------- -------------
                                                        Reorganization Items:
$        515,803                                   37.  Professional Fees                              $    1,249,225
---------------- ----------------                                                                      -------------- -------------
                                                   38.  Provisions for Rejected Executory Contracts
---------------- ----------------                                                                      -------------- -------------
$              0                                   39.  Interest Earned on Accumulated Cash from
---------------- ----------------                       Resulting Chp 11 Case                          -------------- -------------

                                                   40.  Gain or (Loss) from Sale of Equipment
---------------- ----------------                                                                      -------------- -------------
$              0                                   41.  U.S. Trustee Quarterly Fees                    $        4,000
---------------- ----------------                                                                      -------------- -------------
                                                   42.
---------------- ----------------                     ------------------------------------------------ -------------- -------------

$        515,803 $              0                  43.      Total Reorganization Items                 $    1,253,225 $           0
---------------- ----------------                                                                      -------------- -------------

$     (1,144,076)$              0                  44.  Net Profit (Loss) Before Federal & State Taxes $   (3,691,003)$           0
---------------- ----------------                                                                      -------------- -------------
                                                   45.  Federal & State Income Taxes                   $        1,300
---------------- ----------------                                                                      -------------- -------------

$     (1,144,076)$              0                  46.  Net Profit (Loss)                              $   (3,692,303)$           0
================ ================                                                                      ============== =============

Attach an Explanation of Variance to Statement of Operations
(For variances greater than +/- 10% Only):

                                  BALANCE SHEET
                             (General Business Case)
                          For the Month ended 08/31/03
                                              --------
Assets

        Current Assets                                                               From Schedules           Market Value
                                                                                     --------------           ------------
1          Cash and cash equivalents - unrestricted                                                           $ 2,316,315
                                                                                                              -----------
2          Cash and cash equivalents - restricted                                                             $ 1,997,655
                                                                                                              -----------
3          Accounts receivable (net)                                                 A                        $   676,447
                                                                                                              -----------
4          Inventory                                                                 B                        $ 2,108,673
                                                                                                              -----------
5          Prepaid expenses                                                                                   $    77,534
                                                                                                              -----------
6          Professional retainers                                                                             $         0
                                                                                                              -----------
7          Other:          Capitalized Software Development                                                 Undeterminable
                         ------------------------------------------------------                               -----------
8            Deposits and other assets                                                                        $    48,919
           --------------------------------------------------------------------                               -----------

9                        Total Current Assets                                                                 $ 7,225,543
                                                                                                              -----------
        Property and Equipment (Market Value)

10         Real property                                                             C                        $         0
                                                                                                              -----------
11         Machinery and equipment                                                   D                        $ 2,796,102
                                                                                                              -----------
12         Furniture and fixtures                                                    D                        $    35,558
                                                                                                              -----------
13         Office equipment                                                          D                        $         0
                                                                                                              -----------
14         Leasehold improvements                                                    D                        $         0
                                                                                                              -----------
15         Vehicles                                                                  D                        $         0
                                                                                                              -----------
16         Other:                                                                    D
                 --------------------------------------------------------------                               -----------
17                                                                                   D
           --------------------------------------------------------------------                               -----------
18                                                                                   D
           --------------------------------------------------------------------                               -----------
19                                                                                   D
           --------------------------------------------------------------------                               -----------
20                                                                                   D
           --------------------------------------------------------------------                               -----------

21                       Total Property and Equipment                                                         $ 2,831,660
                                                                                                              -----------

        Other Assets

22         Loan to shareholders                                                                               $         0
                                                                                                              -----------
23         Loans to affiliates
                                                                                                              -----------
24         Investment in subsidiaries
           --------------------------------------------------------------------                               -----------
25         Interco. receivable of $13,050,385 from 3DO Europe valued at Zero                                  $         0
           --------------------------------------------------------------------                               -----------
26           due to inability of 3DO Europe to repay
           --------------------------------------------------------------------                               -----------
27
           --------------------------------------------------------------------                               -----------

28                       Total Other Assets                                                                   $         0
                                                                                                              -----------
29                       Total Assets                                                                         $10,057,203
                                                                                                              ===========

NOTE:

Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             Liabilities and Equity
                             (General Business Case)

   Liabilities From Schedules

        Post-Petition

         Current Liabilities
30         Salaries and wages                                                                                $      7,347
                                                                                                             ------------
31         Payroll taxes
                                                                                                             ------------
32         Real and personal property taxes
                                                                                                             ------------
33         Income taxes                                                                                      $          0
                                                                                                             ------------
34         Sales taxes                                                                                       $          0
                                                                                                             ------------
35         Notes payable (short term)
                                                                                                             ------------
36         Accounts payable (trade)                                                    A                     $     89,761
                                                                                                             ------------
37         Real property lease arrearage                                                                     $          0
                                                                                                             ------------
38         Personal property lease arrearage                                                                 $          0
                                                                                                             ------------
39         Accrued professional fees                                                                         $    775,309
                                                                                                             ------------
40         Current portion of long-term post-petition debt (due within 12 mos)
                                                                                                             ------------
41         Other:     Interest payable to  IIG Capital                                                       $    183,743
                  -------------------------------------------------------------                              -----------
42         Accrued Personal Time off/benefits                                                                $      3,789
           --------------------------------------------------------------------                              ------------
43         Other accrued liabilities                                                                         $     76,475
           --------------------------------------------------------------------                              ------------

44         Total Current Liabilities                                                                         $  1,136,424
                                                                                                             ------------
45       Long-Term Post-Petition Debt, Net of Current Portion
                                                                                                             ------------
46         Total Post-Petition Liabilities                                                                   $  1,136,424
                                                                                                             ------------
        Pre-Petition Liabilities (allowed amount)

47         Secured claims                                                              F                     $ 17,591,420
                                                                                                             ------------
48         Priority unsecured claims                                                   F                     $  2,136,131
                                                                                                             ------------
49         General unsecured claims                                                    F                     $  7,770,332
                                                                                                             ------------
50         Total Pre-Petition Liabilities                                                                    $ 27,497,883
                                                                                                             ------------
51         Total Liabilities                                                                                 $ 28,634,307
                                                                                                             ------------
   Equity (Deficit)
52         Retained Earnings/(Deficit) at time of filing                                                    ($260,883,559)
                                                                                                             ------------
53         Capital Stock (see note below)                                                                    $          1
                                                                                                             ------------
54         Additional paid-in capital                                                                        $264,575,862
                                                                                                             ------------
55         Cumulative profit/(loss) since filing of case                                                     $ (3,692,303)
                                                                                                             ------------
56         Post-petition contributions/(distributions) or (draws)                                            $          0
                                                                                                             ------------
57
                  -------------------------------------------------------------                              ------------
58         Market value adjustment                                                                           $(18,577,105)
                                                                                                             ------------
59         Total Equity (Deficit)                                                                            $(18,577,104)
                                                                                                             ------------
60 Total Liabilities and Equity (Deficit)                                                                    $ 10,057,203
                                                                                                             ============

Note: California common stock valued at $1 as a placeholder for clarity of financial statements. All stock is held by the Deleware Corporation.
The Additional Paid in Capital is assumed to be the amount needed from the Deleware Corp. to fund the California deficit.


                         SCHEDULES TO THE BALANCE SHEET
                             (General Business Case)

                                   Schedule A
                      Accounts Receivable and (Net) Payable

                                            Accounts Receivable         Accounts  Payable          Past Due
Receivables and Payables Agings           [Pre and Post Petition]        [Post Petition]       Post Petition Debt
                                          -----------------------        ---------------       ------------------
   0-30 Days                               $                    0        $       89,761
                                           ----------------------        --------------
   31-60 Days                              $                    0
                                           ----------------------        --------------
   61-90 Days                              $               89,455                              $                0
                                           ----------------------        --------------        ------------------
   91+Days                                 $            1,219,582
                                           ----------------------        --------------
   Total accounts receivable/payable       $            1,309,037        $       89,761
                                           ----------------------        ==============
   Allowance for doubtful accounts and
     other revenues                        $              632,590
                                           ----------------------
   Accounts receivable (net)               $              676,447
                                           ======================

                                                         Schedule B
                                                Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)                                   Cost of Goods Sold
----------------------------------                                   ------------------
                                        Inventory(ies)
                                          Balance at
                                         End of Month                Inventory Beginning of Month                     $ 1,321,673
                                        ----------------                                                              -----------
                                                                     Add -
Retail/Restaurants -                                                  Net purchase                                    $         0
                                                                                                                      -----------
   Product for resale                                                 Direct labor                                    $         0
                                                                                                                      -----------
                                        ----------------              Manufacturing overhead                          $     1,035
                                                                                                                      -----------
Distribution -                                                        Freight in
                                                                                                                      -----------
   Products for resale                                                Others:
                                                                      freight out
                                        ----------------             ------------------------------------------       -----------

                                                                     ------------------------------------------       -----------
Manufacturer -
   Raw Materials                         $       145,046
                                         ---------------             Less -
   Work-in-progress
                                         ---------------               Inventory End of Month                        $ 1,321,673
   Finished goods                        $     1,176,627                                                             -----------
                                         ---------------               Shrinkage (destruction of outdated)
Other - Explain                          $       787,000                raw material                                 -----------
                                         ---------------               Personal Use
 Inventory Reserves RM (145,046)                                                                                     -----------
----------------------------------
 Write up HH2004 to Market 932,177                                     Cost of Goods Sold                            $     1,035
----------------------------------                                                                                   ===========
   TOTAL                                 $     2,108,673
                                         ===============

Method of Inventory Control                                          Inventory Valuation Methods
Do you have a functioning perpetual inventory system?                Indicate by a checkmark method of inventory used.
                    Yes   X          No
                        -----           -----
How often do you take a complete physical inventory?                 Valuation methods -
                                                                      FIFO cost
Weekly                             -----                              LIFO cost                         -----
Monthly                            -----                              Lower of cost or market           --X--
Quarterly                          --X--                              Retail method                     -----
Semi-annually                      -----                              Other                             -----
Annually                                                              Explain                           -----
                                   -----
Date of last physical inventory was   June 30, 2003
                                    --------------------           -----------------------------------------------------

                                                                   -----------------------------------------------------
Date of next physical inventory is   September 30, 2003
                                    --------------------           -----------------------------------------------------

Note 1: As of 8/31/03, substantially all of our inventory was held at our third party fullfilment warehouse in
Kennesaw, Georgia.  The third party has a lien on our inventory would require settlment of their account prior to releasing any inventory.  Additionally, the majority of the inventory in this facitily is High Heat Baseball, a product that we are unable to sell due to contractual issues with the Major League Baseball Players Association.


                                   Schedule C
                                  Real Property

Description                                             Cost        Market Value
                                                        ----        ------------
   None
   ------------------------------------------------   ---------     ------------
   ------------------------------------------------   ---------     ------------
   ------------------------------------------------   ---------     ------------
   ------------------------------------------------   ---------     ------------
   ------------------------------------------------   ---------     ------------
   ------------------------------------------------   ---------     ------------
   Total                                              $       0     $          0
                                                      =========     ============

                                   Schedule D
                            Other Depreciable Assets

Description                                            Cost         Market Value
                                                       ----         ------------
Machinery & Equipment -

   Computers, monitors, games development equipment,
   -------------------------------------------------  -----------   ------------
   networking equipment, software (See Note 2 below)  $22,300,739   $  2,796,102
   -------------------------------------------------  -----------   ------------

   -------------------------------------------------  -----------   ------------

   -------------------------------------------------  -----------   ------------
Total                                                 $22,300,739   $  2,796,102
                                                      ===========   ============

Furniture & Fixtures -

   Conference tables, chairs, office equipment
   (See Note 2 below)                                 $2,827,576    $     35,558
   -------------------------------------------------  -----------   ------------

   -------------------------------------------------  -----------   ------------

   -------------------------------------------------  -----------   ------------

   -------------------------------------------------  -----------   ------------
   Total                                              $2,827,576    $     35,558
                                                      ===========   ============

Office Equipment -

   Included in Furniture & Fixtures above
   (See Note 2 below)
   -------------------------------------------------  -----------   ------------

   -------------------------------------------------  -----------   ------------

   -------------------------------------------------  -----------   ------------
   Total                                              $       0     $          0
                                                      ===========   ============

Leasehold Improvements -

   Various leasehold impovements (See Note 2 below)   $3,258,281    $          0
   -------------------------------------------------  -----------   ------------

   -------------------------------------------------  -----------   ------------

   -------------------------------------------------  -----------   ------------

   -------------------------------------------------  -----------   ------------
   Total                                              $3,258,281    $          0
                                                      ===========   ============

Vehicles -

   -------------------------------------------------  -----------   ------------

   -------------------------------------------------  -----------   ------------

   -------------------------------------------------  -----------   ------------

   -------------------------------------------------  -----------   ------------
   Total                                              $       0     $          0
                                                      =========     ============

                                   Schedule E
                          Aging of Post-Petition Taxes
                   (As of End of the Current Reporting Period)

Taxes Payable                               0-30 Days         31-60 Days      61-90 Days        91+ Days        Total
                                            ---------         ----------      ----------        --------        -----
Federal
    Income Tax Withholding                                                                                    $         0
                                            ---------          --------        --------        ---------      -----------
    FICA - Employee                                                                                           $         0
                                            ---------          --------        --------        ---------      -----------
    FICA - Employer                                                                                           $         0
                                            ---------          --------        --------        ---------      -----------
    Unemployment (FUTA)                                                                                       $         0
                                            ---------          --------        --------        ---------      -----------
    Income                                                                                                    $         0
                                            ---------          --------        --------        ---------      -----------
    Other (Attach List)                                                                                       $         0
                                            ---------          --------        --------        ---------      -----------
Total Federal Taxes                         $       0          $      0        $      0        $       0      $         0
                                            ---------          --------        --------        ---------      -----------
State and Local
                                            ---------          --------        --------        ---------      -----------
    Income Tax Withholding                                                                                    $         0
                                            ---------          --------        --------        ---------      -----------
    Unemployment (UT)                                                                                         $         0
                                            ---------          --------        --------        ---------      -----------
    Disability Insurance (DI)                                                                                 $         0
                                            ---------          --------        --------        ---------      -----------
    Empl. Training Tax (ETT)                                                                                  $         0
                                            ---------          --------        --------        ---------      -----------
    Sales                                   $       0                                                         $         0
                                            ---------          --------        --------        ---------      -----------
    Excise                                                                                                    $         0
                                            ---------          --------        --------        ---------      -----------
    Real property                                                                                             $         0
                                            ---------          --------        --------        ---------      -----------
    Personal property                                                                                         $         0
                                            ---------          --------        --------        ---------      -----------
    Income                                                                                                    $         0
                                            ---------          --------        --------        ---------      -----------
    Other - (Attach List)                                                                                     $         0
                                            ---------          --------        --------        ---------      -----------
Total State & Local Taxes                   $       0          $      0        $      0        $       0      $         0
                                            ---------          --------        --------        ---------      -----------
Total Taxes                                 $       0          $      0        $      0        $       0      $         0
                                            =========          ========        ========        =========      ===========


                                   Schedule F
                            Pre-Petition Liabilities


                                                     Claimed          Allowed
List Total Claims for Each Classification -          Amount           Amount(b)
-------------------------------------------          ------           ---------
   Secured claims (a)                             $17,591,420        $17,591,420
                                                  -----------        -----------
   Priority claims other than taxes               $ 1,987,186        $ 1,987,186
                                                  -----------        -----------
   Priority tax claims                            $   148,945        $   148,945
                                                  -----------        -----------
   General unsecured claims                       $ 7,770,232        $ 7,770,332
                                                  -----------        -----------

(a)  List total amount of claims even it under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                   Schedule G
                            Rental Income Information
                    Not applicable to General Business Cases


                                   Schedule H
                  Recapitulation of Funds Held at End of Month

                                                     Account 1           Account 2           Account 3        Account 4
                                                     ---------           ---------           ---------        ---------
Bank                                            see separate schedule H on attached sheet
                                                ----------------------------------------------------------------------------
Account Type
                                                ------------------ --------------------- ----------------- -----------------
Account No.
                                                ------------------ --------------------- ----------------- -----------------
Account Purpose
                                                ------------------ --------------------- ----------------- -----------------
Balance, End of Month
                                                ------------------ --------------------- ----------------- -----------------
Total Funds on Hand for all Accounts
                                                ==================

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                                   Schedule H
                  Recapitulation of Funds Held at End of Month

                                                     Account 1           Account 2           Account 3        Account 4
                                                     ---------           ---------           ---------        ---------
Bank                                            Wells Fargo        Wells Fargo           Wells Fargo       Wells Fargo
                                                ------------------ --------------------- ----------------- -----------------
Account Type                                    Disbursement       Payroll               Credit Card       Credit Card
                                                ------------------ --------------------- ----------------- -----------------
Account No.                                     4010006443         4518094503            4518094818        4122099328
                                                ------------------ --------------------- ----------------- -----------------
Account Purpose                                 Operating acct     Payroll disb.         Web store rec.    On line rec.
                                                ------------------ --------------------- ----------------- -----------------
Balance, End of Month                           $          104,836 $               7,108 $               0 $               0
                                                ------------------ --------------------- ----------------- -----------------

                                                    Account 5           Account 6           Account 7        Account 8
                                                    ---------           ---------           ---------        ---------
Bank                                            Wells Fargo        Wells Fargo           Petty Cash        Wells Fargo
                                                ------------------ --------------------- ----------------- -----------------
Account Type                                    Concetration       Lock Box account                        Restricted Cash
                                                ------------------ --------------------- ----------------- -----------------
Account No.                                     4518094495         4758364525                              6442147724
                                                ------------------ --------------------- ----------------- -----------------
Account Purpose                                 former operating   Customer collect.                       letters of credit
                                                ------------------ --------------------- ----------------- -----------------
Balance, End of Month                                      ($3,163)                    0 $               0 $       1,212,852
                                                ------------------ --------------------- ----------------- -----------------

                                                     Account 9           Account 10          Account 11
                                                     ---------           ----------          ----------
Bank                                            First Union Bank   Wells Fargo           Wells Fargo
                                                ------------------ --------------------- ----------------- -----------------
Account Type                                    IIG Lockbox        Employee bonus        Asset sale escrow
                                                ------------------ --------------------- ----------------- -----------------
Account No.                                     2000011619213      4020000386            2100649728
                                                ------------------ --------------------- ----------------- -----------------
Account Purpose                                 Hold cash for 3DO  Hold payroll funds    asset deposits
                                                ------------------ --------------------- ----------------- -----------------
Balance, End of Month                           $          784,803 $             197,086 $       2,010,448
                                                ------------------ --------------------- ----------------- -----------------
Total Funds on Hand for all Accounts            $        4,313,970
                                                ==================

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                Increase/(Decrease) in Cash and Cash Equivalents
                          For the Month Ended 08/31/03
                                              --------

                                                                         Actual             Cumulative
                                                                       Current Month       (Case to Date)
                                                                       -------------       --------------
    Cash Receipts

1        Rent/Leases Collected                                        $           0         $      1,950
                                                                      -------------         ------------
2        Cash Received from Sales                                     $     647,513         $  3,248,501
                                                                      -------------         ------------
3        Interest Received                                            $       1,220         $      5,162
                                                                      -------------         ------------
4        Borrowings                                                                         $          0
                                                                      -------------         ------------
5        Funds from Shareholders, Partners, or Other Insiders                               $          0
                                                                      -------------         ------------
6        Capital Contributions                                                              $          0
                                                                      -------------         ------------
7        Cash received as deposits for Ip asset sales                 $   2,010,000         $  2,022,066
         ----------------------------------------------------         -------------         ------------
8                                                                     $           0         $        248
         ----------------------------------------------------         -------------         ------------
9                                                                                           $         24
         ----------------------------------------------------         -------------         ------------
10                                                                                          $          0
         ----------------------------------------------------         -------------         ------------
11                                                                                          $          0
         ----------------------------------------------------         -------------         ------------

12          Total Cash Receipts                                       $   2,658,733         $  5,277,951
                                                                      -------------         ------------


    Cash Disbursements

13       Payments for Inventory                                                             $      8,943
                                                                      -------------         ------------
14       Selling                                                                            $        512
                                                                      -------------         ------------
15       Administrative                                               $      63,707         $    112,890
                                                                      -------------         ------------
16       Capital Expenditures                                                               $          0
                                                                      -------------         ------------
17       Principal Payments on Debt                                   $   1,028,772         $  1,828,772
                                                                      -------------         ------------
18       Interest Paid                                                                      $          0
                                                                      -------------         ------------
         Rent/Lease:                                                                                   0

19           Personal Property                                                              $      2,786
                                                                      -------------         ------------
20           Real Property                                                                  $          0
                                                                      -------------         ------------
         Amount Paid to Owner(s)/Officer(s)                                                 $          0
                                                                      -------------         ------------
21           Salaries (less withholding)                              $      31,355         $     97,352
                                                                      -------------         ------------
22           Draws                                                                          $          0
                                                                      -------------         ------------
23           Commissions/Royalties                                                          $          0
                                                                      -------------         ------------
24           Expense Reimbursements                                   $       1,126         $      2,912
                                                                      -------------         ------------
25           Other (Trip Hawkins interest)                            $      17,616         $     54,383
                                                                      -------------         ------------
26       Salaries/Commissions (less employee withholding)             $     137,388         $    414,639
                                                                      -------------         ------------
27       Management Fees                                                                    $          0
                                                                      -------------         ------------
         Taxes:

28           Employee Withholding                                     $      30,640         $    170,794
                                                                      -------------         ------------
29           Employer Payroll Taxes                                   $       8,128         $     43,832
                                                                      -------------         ------------
30           Real Property Taxes                                                            $          0
                                                                      -------------         ------------
31           Other Taxes                                              $     145,308         $    146,608
                                                                      -------------         ------------
32       Other Cash Outflows:
                                                                      -------------         ------------
33           Rent                                                     $     129,848         $    384,695
             ------------------------------------------------         -------------         ------------
34           Workers Comp insurance/health insurance                  $     15,980          $     71,723
             ------------------------------------------------         -------------         ------------
35           Telephone and data communication                                               $     23,491
             ------------------------------------------------         -------------         ------------
36           Alliant Partners (sales agent fee)                                             $     50,000
             ------------------------------------------------         -------------         ------------
37           Trustee fees                                                                   $      4,000
             ------------------------------------------------         -------------         ------------

38           Total Cash Disbursements:                                $   1,609,867         $  3,418,333
                                                                      -------------         ------------

39       Net Increase (Decrease) in Cash                              $   1,048,867         $  1,859,618
                                                                      -------------         ------------

40       Cash Balance, Beginning of Period                            $   3,265,103         $  2,454,352
                                                                      -------------         ------------

41       Cash Balance, End of Period                                  $   4,313,970         $  4,313,970
                                                                      =============         ============